United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811- 23351

THE AMERICAN BEACON APOLLO TOTAL RETURN FUND

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2019

Date of reporting period: September 30, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 68.03%
Basic Materials - 3.82%
Advanced Drainage Systems, Inc., Due 9/19/2026, Term Loan BB	$250,000	$249,428

		249,428

Consumer - 11.19%
B&G Foods, Inc., Due 9/17/2026, 2019 Term Loan BB	200,000	200,876
Belfor Holdings, Inc., 6.044%, Due 4/6/2026, Term Loan B, (1-mo. LIBOR + 4.000%)	281,515	282,219
Financial & Risk US Holdings, Inc., Due 10/1/2025, 2018 USD Term LoanB	7,538	7,547
Penn National Gaming, Inc., 4.294%, Due 10/19/2023, 2017 Term Loan A, (1-mo. LIBOR + 2.250%)	240,625	240,324

		730,966

Financial - 7.60%
Alliant Holdings Intermediate LLC, 5.289%, Due 5/9/2025, Term Loan B, (1-mo. LIBOR + 3.250%)	249,375	247,088
Sedgwick Claims Management Services, Inc., 6.044%, Due 9/3/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	249,375	249,562

		496,650

Health Care - 7.63%
DaVita, Inc., Due 8/12/2024, 2019 Term Loan BB C	250,000	248,750
Ensemble RCM LLC, 6.003%, Due 8/3/2026, Term Loan, (1-mo. LIBOR + 3.750%)	250,000	249,793

		498,543

Manufacturing - 4.01%
DG Investment Intermediate Holdings, Inc., Due 2/3/2025, 2018 1st Lien Term LoanB	249,367	244,380
US Ecology, Inc., Due 8/14/2026, Term Loan BB	17,271	17,357

		261,737

Media - 7.67%
NASCAR Holdings, Inc., Due 7/27/2026, Term Loan BB	250,000	251,523
Radiate Holdco LLC, Due 2/1/2024, 1st Lien Term LoanB	250,000	249,375

		500,898

Technology - 11.07%
ION Trading Technologies S.a.r.l., 6.064%, Due 11/21/2024, USD Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	241,306	229,241
Wall Street Systems Delaware, Inc., 7.256%, Due 11/21/2024, 2019 Term Loan, (3-mo. LIBOR + 5.000%)	498,750	494,386

		723,627

Telecommunications - 15.04%
CenturyLink, Inc., 4.794%, Due 11/1/2022, 2017 Term Loan A, (1-mo. LIBOR + 2.750%)	237,013	237,546
Intelsat Jackson Holdings S.A., 6.625%, Due 1/2/2024, 2017 Term Loan B5D	250,000	255,077
Zacapa LLC, Due 7/2/2025, 2018 1st Lien Term Loan BB	240,000	240,000
Zayo Group LLC, 4.294%, Due 1/19/2024, 2017 Incremental Term Loan, (1-mo. LIBOR + 2.250%)	250,000	250,408

		983,031

Total Bank Loan Obligations (Cost $4,424,320)		4,444,880

CORPORATE OBLIGATIONS - 32.49%
Consumer, Non-Cyclical - 21.04%
Centene Corp., 4.750%, Due 5/15/2022	150,000	153,030
HCA Healthcare, Inc., 6.250%, Due 2/15/2021	250,000	261,775
HCA, Inc., 5.875%, Due 5/1/2023	250,000	275,000
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024E	210,000	216,310

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2019 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 32.49% (continued)
Consumer, Non-Cyclical - 21.04% (continued)
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, Due 1/15/2030E	$250,000	$264,995
Spectrum Brands, Inc., 5.000%, Due 10/1/2029E	200,000	203,500

		1,374,610

Industrial - 7.82%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.750%, Due 10/15/2020	242,277	242,786
TransDigm, Inc., 6.250%, Due 3/15/2026E	250,000	268,437

		511,223

Utilities - 3.63%
Clearway Energy Operating LLC, 5.750%, Due 10/15/2025E	225,000	236,813

Total Corporate Obligations (Cost $2,074,974)		2,122,646

FOREIGN CORPORATE OBLIGATIONS - 3.80% (Cost $248,757)
Communications - 3.80%
Intelsat Jackson Holdings S.A., 8.000%, Due 2/15/2024E	239,000	248,261

	Shares
SHORT-TERM INVESTMENTS - 14.54% (Cost $950,148)
Investment Companies - 14.54%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.88%F G	950,148	950,148

TOTAL INVESTMENTS - 118.86% (Cost $7,698,199)		7,765,935
LIABILITIES, NET OF OTHER ASSETS - (18.86%)		(1,232,252)

TOTAL NET ASSETS - 100.00%		$6,533,683

Percentages are stated as a percent of net assets.

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B	Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of September 30, 2019.
C	Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $250,000 or 3.83% of net assets. Of this amount, $250,000 relate to DaVita, Inc.
D	Fixed Rate.
E

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,438,316 or 22.01% of net assets. The Fund has no right to demand registration of these securities.

F	The Fund is affiliated by having the same investment advisor.
G	7-day yield.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

USD  United States Dollar.

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

September 30, 2019 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2019, the investments were classified as described below:

Apollo Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$—	$4,444,880	$—	$4,444,880
Corporate Obligations	—	2,122,646	—	2,122,646
Foreign Corporate Obligations	—	248,261	—	248,261
Short-Term Investments	950,148	—	—	950,148

Total Investments in Securities - Assets	$950,148	$6,815,787	$—	$7,765,935

(1)	Unfunded loan commitments represent $250,000 at period end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended September 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

September 30, 2019 (Unaudited)

Organization

The American Beacon Apollo Total Return Fund (the “Fund”) is a series of a recently-organized, non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers one class of shares of beneficial interest (“Shares”), Y Class Shares, and is operated as an “interval fund” (as defined below).

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share. On June 5, 2019, the Board approved an increase in the repurchase offer percentage from the prior level of 5% to 8% of outstanding Shares. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Repurchase Offers Risk/Interval Fund Risk” in Footnote 5 – Principal Risks.

The Fund’s investment objective seeks to generate attractive risk-adjusted total returns using a multi-sector approach to fixed income value investing. The Fund seeks to achieve its investment objective by investing in U.S. corporate credit, global corporate credit, structured credit, and real estate credit. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

September 30, 2019 (Unaudited)

operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. If the Fund borrowed 20% of its total assets that would represent 25% of its net assets. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities, as defined in the Investment Company Act); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $50 million but may engage in borrowings before Fund assets reach this level.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its NAV per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

September 30, 2019 (Unaudited)

determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

September 30, 2019 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

Cost of Investments for Federal Income Tax Purposes

As of September 30, 2019 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Apollo Total Return	$7,698,199	$82,921	$(15,185)	$67,736

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2019, the Fund did not have any capital loss carryforwards.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN BEACON APOLLO TOTAL RETURN FUND

By:
/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date:

By:
/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: